Exhibit 10.2

AGREEMENT

AGREEMENT dated this 15th  day of February 2006, by and between Pinewood Imports, Ltd. (hereinafter “PWI”), a Nevada Corporation, with offices located at 1611 Gate Creek Drive, Pearland, TX 77258, Keith Barton, President of PWI and Gary B. Wolff, P.C., counsel to PWI, with offices located at 805 Third Avenue, New York, New York.

WHEREAS, PWI is about to file a Registration Statement with the United States Securities and Exchange Commission (hereinafter the “SEC”) on Form SB-2 which Registration Statement indicates in Part II, Item 25, offering expenses approximating  sixty five thousand  ($65,000) dollars  of which fifty thousand ($50,000) dollars are indicated as legal fees and expenses; and

WHEREAS, PWI has agreed to pay all such costs as and when necessary and required, or to otherwise accrue such costs on its books and records until it is able to pay the full amount due, either from revenues or loans from its President.

NOW, THEREFORE, it is herewith agreed as follows:  Absent sufficient revenues to pay these amounts within six (6) months of the date of the PWI prospectus, PWI’s President agrees to loan PWI the funds to cover the balance of outstanding professional and related fees relating to PWI’s prospectus if the professionals involved insist on cash payments.  If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when PWI has the financial resources to do so.  Gary B. Wolff, P.C., PWI’s counsel by signing this Agreement agrees in full to defer his legal fees in the manner set forth in this Agreement.

The parties hereto understand that the above constitutes a binding Agreement and that the contents thereof are referred to in the aforesaid Registration Statement, in the subheading entitled “Liquidity” as found in the Management’s Discussion and Analysis or Plan of Operation section.

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The above constitutes the entire Agreement between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the ___ day of February 2006.

PINEWOOD IMPORTS, LTD.

/s/ Keith Barton

By: ________________________________

Keith Barton, President

/s/ Keith Barton

By: _________________________________

Keith Barton, Individually

GARY B. WOLFF, P.C.

/s/ Gary B. Wolff

By:_________________________________

Gary B. Wolff, President

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